Note 14 - Commitments and Contingencies	6 Months Ended
Jun. 30, 2021
Notes to Financial Statements
Commitments and Contingencies Disclosure [Text Block]

14. Commitments and Contingencies:

(a) Time charters: As at June 30, 2021, the Company has entered into time charter arrangements for all of its container and dry bulk vessels in operation, including the two secondhand container vessels and seven dry bulk vessels that the Company had agreed to acquire during the six-month period ended June 30, 2021 (Note 7), with international operators, but excluding three dry bulk vessels for which their time charter rate is index-linked and 16 dry bulk vessels for which the Company had not secured employment as of June 30, 2021. These arrangements as at June 30, 2021, have remaining terms of up to 121 months. At June 30, 2021, future minimum contractual charter revenues assuming 365 revenue days per annum per vessel and the earliest redelivery dates possible, based on vessels’ committed, non-cancellable, time charter contracts, are as follows:

Year ending December 31,	Amount
2021	$385,494
2022	657,779
2023	561,784
2024	467,835
2025	377,341
2026 and thereafter	657,738
Total	$3,107,971

(b) Capital Commitments: As of June 30, 2021, the Company had capital commitments of approximately $0.4 billion for the acquisition of dry bulk and container vessels.

(c) Debt guarantees with respect to entities formed under the Framework Deed: As of June 30, 2021, following the transaction discussed in Note 10, Costamare does not guarantee any loan with respect to entities formed under the Framework Deed. As of December 31, 2020 Costamare had agreed to guarantee 100% of the debt of Ainsley Maritime Co. ($60,214), Ambrose Maritime Co. ($63,975), Kemp Maritime Co. ($61,250), Hyde Maritime Co. ($60,667) and Skerrett Maritime Co. ($61,750), which were formed under the Framework Deed and are the owners of Cape Kortia, Cape Sounio, Cape Akritas, Cape Tainaro and Cape Artemisio, respectively. As security for providing the guarantee, in the event that Costamare was required to pay under any guarantee, Costamare would be entitled to acquire all of the shares in the entities for whose benefit the guarantee would have been issued that it would not already own for nominal consideration.

(d) Other: Various claims, suits, and complaints, including those involving government regulations, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the income of the Company’s vessels. Currently, management is not aware of any such claims not covered by insurance or contingent liabilities, which should be disclosed, or for which a provision has not been established in the accompanying consolidated financial statements.

The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of any such claims or contingent liabilities not covered by insurance which should be disclosed or for which a provision should be established in the accompanying consolidated financial statements.

The Company is covered for liabilities associated with the vessels’ operations up to the customary limits provided by the Protection and Indemnity (“P&I”) Clubs, members of the International Group of P&I Clubs.